Exhibit 99.1

Merrill Lynch Internet, Software & Services Conference New York, NY February 13, 2007

Disclosure Regarding Forward-Looking Statements Priceline.com would like to remind you that this presentation contains forward looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, “believe(s),” “intend(s),” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel services as the result of, among other things, terrorist attacks, natural disasters, or the outbreak of an epidemic or pandemic disease; adverse changes in our relationships with airlines and other product and service providers which could include, without limitation, the withdrawal of suppliers from the priceline.com system (either priceline.com’s retail or “opaque” services, or both); the loss or reduction of global distribution fees; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches, including without limitation, any security breach that results in the theft, transfer or unauthorized disclosure of customer information, or the failure to comply with various state laws applicable to the company’s obligations in the event of such a breach; difficulties integrating recent acquisitions, such as Active Hotels Ltd. and Bookings B.V., including, ensuring the effectiveness of the design and operation of internal controls and disclosure controls of acquired businesses; a change by a major search engine to its search engine algorithms that negatively affects the search engine ranking of the company or its third party distribution partners; legal and regulatory risks; and the ability to attract and retain qualified personnel. Unless required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, you should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual report on Form 10-K, our quarterly reports on Form 10-Q and any current reports on Form 8-K.

Priceline.com Snapshot Leading online travel agency for value-conscious leisure travelers in North America Opaque and retail air tickets, hotel rooms and rental cars Dynamic vacation packages and destination services 2006 Domestic Gross Travel Bookings of $2.0 Billion Leading European online hotel reservations service for leisure and unmanaged business travel 2006 International Gross Travel Bookings of $1.3 Billion

European Highlights 25,000 Hotels in over 50 Countries Content available in 15 languages Customer and Supplier Friendly Model 2006 Organic Growth Rate: 111%* *Organic growth assumes acquired business was owned throughout 2005.

Multi-Lingual Demand Paris: English Paris: Italian Paris: French Paris: Spanish Paris: Dutch Paris: German

Europe Growth Initiatives Geographic Expansion Integration Opportunities Brand Building

Domestic Highlights Differentiated product suite Supplier network 19,000 retail merchant hotels 13,000 opaque hotels leading airline and rental car brands Revenue management opportunity Leading consumer brand

Priceline Negotiator

2006 Financial Highlights 80% $113 Million Cash Flow from Operations 48% $2.03 Pro Forma EPS* 50% $401 Million Gross Profit 49% $3.3 Billion Gross Bookings Y/Y *Pro Forma EPS excludes amortization expense of acquisition-related intangibles, stock-based compensation expense, option payroll tax expense, restructuring charges, non-cash income tax expense and non-cash preferred stock dividends and includes the impact of hedges that limit share dilution upon conversion of outstanding convertible securities. See priceline.com’s Form 8-K in connection with its February 12, 2007 earnings announcement for more details.

5 Year CAGR: 71% Pro Forma Net Income per Share $0.24 $0.48 $0.96 $1.37 $2.03 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2002 2003 2004 2005 2006

Cash Flow from Operations (GAAP) and CapEx $112M $63M $42M $20M $12.9M $11.0M $6.9M $6.6M $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2003 2004 2005 2006 Operations Cash Flow (000s) Capital Expenditures (000s)